UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2016 (July 22, 2016)

COATES INTERNATIONAL, LTD. (Exact name of registrant as specified in its charter)

Delaware	000-33155	22-2925432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719

(Address of principal executive offices)

(732) 449-7717

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 22, 2016, the board of directors agreed to the request from George J. Coates, majority shareholder, President, CEO and Chairman of the Registrant, to convert promissory notes in the aggregate amount of $120,000, including accrued interest of $35,857 into 200,000,000 unregistered shares of the Registrant’s common stock, par value $.0001 per share, at a conversion rate equal to the published closing price of the Registrant’s common stock on July 22, 2016, which was $0.0006 per share. This event is being disclosed in a press release to the financial community as of the date hereof, which has been attached as an exhibit hereto.

It should be noted that Mr. Coates has demonstrated his substantial commitment to and faith in the Registrant as evidenced by his deferral of all of his salary for more than the last three years since January 2013 amounting to approximately $870,000. In addition, Mr. Coates has been providing working capital to fund the Registrant’s operations from time to time since September 2010 in the form of 17% promissory notes. As of the date hereof, the balance due to Mr. Coates, consisting of unpaid accrued interest was approximately $227,000. Furthermore, Bernadette Coates, the spouse of Mr. Coates is owed a total of approximately $304,000 in unpaid deferred salary since the January 2013 and promissory notes from working capital provided to the Registrant from time to time since April 2012, including accrued interest thereon.

Management of the Registrant believes that these conversion transactions represent a vote of confidence in the Registrant’s ability to carry out its business plan to manufacture and distribute the world-wide patented Coates Spherical Rotary Valve (“CSRV”) system technology products. In addition, this conversion will reduce Registrant’s outstanding debt.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release date July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

By:	/s/ Barry C. Kaye
Barry C. Kaye Chief Financial Officer

Dated: July 25, 2016

3